UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):  October 27, 2009



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 27, 2009, Jones Lang LaSalle Incorporated issued a press release and supporting supplemental information announcing its financial results for the third quarter ended September 30, 2009. The full text of the press release and supplemental information are attached as Exhibits
99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

      The information contained in this Current Report, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            The following exhibits are included with this Report:

            99.1. Press release issued by Jones Lang LaSalle Incorporated on October 27, 2009 announcing its financial results for the third quarter ended September 30, 2009.

            99.2. Supplemental Information to third Quarter 2009 Earnings
                  Call issued on October 27, 2009.








































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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 27, 2009          JONES LANG LASALLE INCORPORATED



                                  By:     /s/ Lauralee E. Martin
                                          ------------------------------
                                  Name:   Lauralee E. Martin
                                  Title:  Executive Vice President,
                                          Chief Operating and
                                          Financial Officer



















































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


                                EXHIBIT INDEX
                                -------------




EXHIBIT NO.       DESCRIPTION
-----------       -----------

  99.1 Press release issued by Jones Lang LaSalle Incorporated on October 27, 2009 announcing its financial results for the third quarter ended September 30, 2009.

  99.2 Supplemental Information to third Quarter 2009 Earnings Call issued on October 27, 2009.























































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